Exhibit 10.1

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ELEVENTH AMENDMENT TO SUPPLY AGREEMENT

This Eleventh Amendment to Supply Agreement (the “Eleventh Amendment”) is effective as of March 2, 2026, 2026 (the “Eleventh Amendment Date”) between Illumina, Inc., a Delaware corporation having a place of business at 5200 Illumina Way, San Diego, CA 92122 ("Illumina") and Natera, Inc., having a place of business at 13011 McCallen Pass Building A Suite 100, Austin, TX 78753 (“Customer” or “Natera”). Customer and Illumina may be referred to herein as “Party” or “Parties.”

WHEREAS, Illumina and Customer are Parties to a Supply Agreement having an Effective Date of August 16, 2013, and amended on September 18, 2014, September 23, 2015, June 8, 2016, January 3, 2019, December 18, 2019, May 8, 2020, October 7, 2021, December 31, 2023, March 11, 2024 and January 10, 2025 (such Supply Agreement and amendments thereto, collectively, the “Agreement”);

WHEREAS, Illumina and Customer are negotiating an Illumina Software Subscription Agreement (the “ISSA”); and

WHEREAS, the Parties desire to further amend the Agreement to memorialize price schedules for certain Products and services and address supply, forecasting, and other terms in connection thereto and to correct certain typographical errors contained in the Tenth Amendment to the Supply Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the Parties hereto agree to amend the Agreement as follows:

1.Amendments to the Agreement.
1.1.The definition of “Certain Sequencing Consumables” Section 1 of the Agreement is hereby amended and restated in its entirety as follows:
““Certain Sequencing Consumables” means those Consumables intended by Illumina to be used to perform a sequencing process on Illumina’s [*] instruments, and includes core consumables that are (i) commercialized by Illumina and (ii) intended by Illumina to be used to perform a sequencing process on any such system. Certain Sequencing Consumables do not include products that were at the "end of life" or "end of sales" or were announced (before [*]) to customers as a planned "end of life" or "end of sale". The Certain Sequencing Consumables are limited to Products that are shipped to and used in [*]. The Certain Sequencing Consumables purchasable under this Agreement are provided on Exhibit B-2, which will be updated from time to time to include any new or substitute Certain Sequencing Consumables and will be formally amended on an annual basis to reflect such updates.”
1.2.Subsection (a) under Section 7 of the Agreement is hereby amended and restated in their entirety as follows:
“a. Pricing. The list prices as of March 2, 2026 for Products are found in Exhibit B and, with respect to Temporary Consumables in the Final Shipment Purchase Order, are found in Section 7(e). Unless expressly stated otherwise in this

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Agreement, (i) all prices are in USD, (ii) all payments must be made in USD, (iii) each reference to price in Exhibit B is a reference to the list price for the applicable Product during the Term at the time of purchase, subject to discounts set forth therein. Note that if no price for Illumina Product or service is listed in Exhibit B, the price for Illumina Product or service will be agreed to between the Parties at the time of ordering.”
1.3.Section 7(f) (“Short Term Project Discounts”) (as amended by the Tenth Amendment) is hereby further amended and restated in its entirety as follows:
“f. [*] Project Discounts. For Consumables purchased by Customer for research and development testing and testing for clinical trials or other evidence generation purposes that satisfy the definition of a “[*] Project” as defined in Section 1 of the Agreement, Customer may receive up to [*]. The [*] Discount is separate and distinct from any discounts and tiered pricing provided in Exhibit B. For the avoidance of doubt, the total discount received for all line items ordered at any time from Quotation Number [*] (and any amendments thereto) will count towards Illumina’s maximum [*] Project discount commitment under this Section 7(f) irrespective of when any particular line item is added as a Consumable or Product to this Agreement (i.e., regardless if such Product is added before or after such line item is ordered). [*]”

2.The definition of “Volume-Based Net Price” under Section 1 of the Agreement (added by the Seventh Amendment) is hereby deleted in its entirety and replaced with the following language:
““Net Price” means the then-current, actual list price of a Supplied Product listed in Table 1 or 2 of Exhibit B to this Agreement as of March 2, 2026 (and thereafter, as amended from time to time) less any applicable discount or credit for such Supplied Product under the pricing schedules set forth in Exhibit B (as amended from time to time) applied in accordance with the applicable terms set forth in this Agreement and excludes any taxes, shipping, insurance, Tariff Charges invoiced to Customer in accordance with Section 7(g) or other costs and charges paid by Customer (as applicable).”
3.Section 7 is hereby amended to add new subsections (g) as follows:
“(g) Tariff Surcharge. “Tariff Charges” means the supplemental ad valorem duty imposed under Section 122 of the Trade Act of 1974 (19 U.S.C. § 2132), pursuant to Presidential Proclamation 11012 (91 Fed. Reg. 9339 (Feb. 25. 2026)), and any successor, replacement, and/ or additional duties imposed on goods imported into the United States under Section 301 of the Trade Act of 1974, Section 232 of the Trade Expansion Act of 1962, or other applicable U.S. trade laws that increase or replace such duty. The rate of the Tariff Charges (the “Tariff Rate”) as of March 2, 2026 is 10% (calculated as ad valorem).

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Notwithstanding anything set forth in this Agreement, including, without limitation, Section 7(k) and Section 7(l), if during the remainder of the Term the Tariff Rate imposed by the United States government on Products or components of Products imported into the United States increases to above [*]%, Illumina will invoice Natera for an amount equal to:
[*] × (the then-effective Tariff Rate – [*]%) × [*].

Illumina will provide Natera with reasonably prompt written notice (email will suffice) specifying the date Illumina begins paying such additional Tariff Charges and the specific Product(s) that will be impacted by the additional Tariffs Charges. This incremental Tariff Charges described above shall begin thirty days after Illumina begins paying such Tariff Charges at the rate over [*]% for the Products (or components of the Products) under this Agreement, on a non-retroactive basis. Natera will pay such invoices in accordance with Section 8.

For illustrative purposes only with hypothetical Tariff Rate and then-current Product price, if the then-current Tariff Rate in connection with Products at the point of import into the United States rises to [*]% and if the then-current price for a [*] Kit ordered as a Current WES Product pursuant to Section 2, Part D of this Exhibit B is $[*], then thirty (30) days after Illumina begins paying the additional Tariff Charges for such [*] Kit, Illumina would invoice Natera for and Natera would pay a [*]% surcharge assessed against $[*], resulting in $[*] surcharge per [*] Kit.

If after such incremental Tariff Charges are collected Illumina later receives a rebate, refund or any other form of renumeration back to Illumina for such payment(s), Illumina will promptly notify Natera, and Natera will be entitled to their pro-rata share of whatever Tariff Charges Illumina passed on to Natera as set forth hereinabove during the period covered by the rebate, refund or other renumeration.

Illumina will not pass through Tariff Charges to Natera other than in accordance with the terms set forth hereinabove. If the Tariff Charges increase to a level that materially impacts Illumina, the Parties agree to revisit these terms.”

4.Section 7(k) (“No Price Increase”) is hereby amended and restated in its entirety as follows:
“k. No Price Increases. The inflation-adjusted (based on the Bureau of Labor [*]) Net Price of a Supplied Product shall not increase further, provided that to the extent Illumina's costs of goods sold for a Supplied Product materially increase due to factors beyond Illumina's control, then such Net Price may increase solely to reflect that cost increase and solely for the duration of that cost increase.”

5.Section 7(l) (“New Product Pricing”) is hereby amended and restated in its entirety as follows:
“l. New Product Pricing. To the extent that Illumina launches a new version of any Supplied Product (e.g., a sequencing instrument of similar throughput, or a Certain Sequencing Consumable of the same sequencing read length and similar number

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of sequencing reads per flow cell), the Parties shall discuss in good faith amending the Agreement to incorporate such new version and update the associated pricing in Exhibit B of this Agreement such that the inflation-adjusted (based on the PPI) price per gigabase of sequencing (after any applicable discounts or credits under Exhibit B to this Agreement) for such new version shall not be higher as compared to the Net Price of the prior version of the Supplied Product, provided that the new version of the Supplied Product does not result in any material improvements in performance or capability. To the extent Illumina's costs of goods sold for a Supplied Product materially increase due to factors beyond Illumina's control, then the Net Price as referenced in this Section 7(l) may increase solely to reflect that cost increase and solely for the duration of that cost increase. The list price for a new Product or a new version of a materially improved Product must be commercially reasonable.”

6.Amendments to Exhibits to the Agreement.
6.1.Exhibit B to the Agreement is hereby deleted in its entirety and replaced with the contents of Attachment 1 attached hereto. For the avoidance of doubt, Exhibit B-1 to the Agreement remains unchanged.
6.2.Exhibit B-2 to the Agreement is hereby amended and replaced with the contents of Attachment 2 attached hereto.
6.3.The Exhibits to the Agreement are hereby amended by adding Exhibit B-3 attached hereto as Attachment 3 and Exhibit B-4 attached hereto as Attachment 4.
6.4.Clerical Error Correction. Exhibit B-1 added pursuant to the Tenth Amendment dated January 10, 2025 is hereby renamed as “Exhibit B-2” and all references to “Exhibit B-1” in the Tenth Amendment are hereby corrected to mean “Exhibit B-2”. For clarity, the Parties acknowledge and agree that Exhibit B-1 and related terms added pursuant to the Ninth Amendment dated March 11, 2024 were not intended to be and have not been amended or replaced by the Tenth Amendment.
7.Entire Agreement. Except as expressly stated herein, this Eleventh Amendment does not alter any term or condition of the Agreement. This Eleventh Amendment represents the entire agreement between the Parties regarding the subject matter hereof and supersedes all prior discussions, communications, agreements, and understandings of any kind and nature between the Parties regarding the subject matter hereof”); provided, however, the terms and conditions of Quotation [*] dated [*] (including any amendments thereto) shall remain in full force and effect. All capitalized terms not defined in this Eleventh Amendment shall have the respective definition set forth in the Agreement.
8.Reference to Agreement. On and after the Eleventh Amendment Date, each reference in the Agreement to "this Agreement", "hereunder", or words of like import referring to the Agreement shall mean and be a reference to the Agreement as modified by this Eleventh Amendment.
9.Governing Law. This Eleventh Amendment and performance by the Parties hereunder shall be construed in accordance with the laws of the State of California, U.S.A., without regard to provisions on the conflicts of laws.

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10.Counterparts. This Eleventh Amendment may be executed in one or more counterparts, and each of which shall be deemed to be an original, and all of which shall constitute one and the same instrument.
IN WITNESS WHEREOF, the Parties hereto acknowledge and agree to the terms and conditions of this Eleventh Amendment and have caused this Eleventh Amendment to be executed by their respective duly authorized representatives to be effective as of the Eleventh Amendment Date.

Natera, Inc.:            Illumina, Inc.:

By: /s. John Fesko            By: /s/ Bryan Hoenig

Name:     John Fesko    Name: Bryan Hoenig

Title:    President, Chief Business Officer    Title: Sr. Vice President & Head of USCAN Region

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ATTACHMENT 1

EXHIBIT B

All pricing in this Exhibit B only applies to Products sold in the Country and shipped to a Customer Facility for use by Customer at such Facility.

The following pricing schedule replaces and supersedes all conflicting pricing terms in this Agreement. Notwithstanding anything to the contrary, no additional discounts shall apply unless otherwise expressly specified by Illumina in writing at a later date.

Exhibit B Definitions

“[*] Kit” means the [*]”
“[*] Kit” means the [*]”

“[*] Kit” means the [*]”

“Calendar Year” means the time period starting January 1 and ending December 31 of a given year.

“Current WES Products” means the [*] Kit and [*] Kit if and only if used by Customer for WES-Based MRD Tests and as reported and certified in a Quarterly WES Report in accordance with this Agreement. If Illumina introduces another product(s) that is/are successor(s) of the Current WES Products, then the Parties will (i) discuss in good faith amending the Agreement to incorporate such successor or new version and update the associated pricing subject to Sections 7(k) and 7(l) of the Agreement, and (ii) within 90 days of Customer’s early access to such successor product or new version, agree in writing to the estimated timing of Customer’s transition to such successor or new version(s).

“Current WGS Product” means the [*] Kit if and only if used by Customer for WGS-Based MRD Tests and as reported and certified in accordance with this Agreement. If Illumina introduces another product(s) that is/are successor(s) of the [*] Kit, then the Parties will (i) discuss in good faith amending the Agreement to incorporate such successor product or new version and update the associated pricing subject to Sections 7(k) and 7(l) of the Agreement, and (ii) within 90 days of Customer’s early access to such successor or new version, agree in writing to the estimated timing of Customer’s transition to such successor or new version(s).

“MRD Test” means a molecular test designed and performed for commercial purposes to detect the presence of minimal residual disease in managing the treatment of individuals with cancer.

“Other Consumables” means the Consumables listed in Table 1 of Section 1 of this Exhibit B, excluding any Current WES Products or Current WGS Products.

“Prior Year Spend” means the total amount invoiced to Customer for Other Consumables in the immediately preceding Calendar Year (excluding any discounts or credits applied, and any

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amounts paid by Customer for taxes and shipping, insurance, Tariff Charges invoiced to Customer in accordance with Section 7(g) and other transportation costs).

“[*] Kit(s)” means the Illumina [*], provided that if Illumina introduces another version of or successor(s) to such product, the Parties will discuss in good faith (i) amending the Agreement to incorporate such successor or new version and update the associated pricing, and (ii) within 90 days of Customer’s access to such successor or new version, agree in writing to the estimated timing of Customer’s transition to such successor or new version.

“WES” or “Whole Exome Sequencing” means a capture-based next-generation sequencing that, for human nuclear deoxyribonucleic acid, is designed to sequence substantially all protein-coding regions of genes and that achieves [*]. WES excludes WGS, [*].

“WGS” or “Whole Genome Sequencing” means sequencing of the entire or substantially all deoxyribonucleic acid bases in the genome of an individual or an individual’s tumor to identify disease causing genomic changes. The term includes any analysis, interpretation, and data report derived from such sequencing.

“WES-Based MRD Test” means an MRD Test that uses WES with [*] of at least [*] for the purpose of determining minimal residual disease in such individual at future time points.

“WGS-Based MRD Test” means an MRD Test that uses WGS with depth of coverage of (i) at least [*] for an individual with cancer for the purpose of determining minimal residual disease in such individual at future time points (“[*]”), or (ii) subsequent to [*] indicating the presence of minimal residual disease in such individual with cancer (such test subsequent to [*], “[*]”).

SECTION 1. PRODUCTS

Table 1 below contains a list of the Consumables subject to this Agreement together with applicable material numbers and, where provided, the applicable list price as of March 2, 2026.

Only the Products listed in Tables 1–3 of this Exhibit B are subject to purchase under this Agreement, provided that new Supplied Products may be added to the applicable Table(s) on Exhibit B in accordance with Section 7(l) of the Agreement. For clarity, a change in a Product’s Material Number shall not, by itself with no other change to the underlying Product or Product’s description, result in such Product being excluded from under this Exhibit B. Illumina shall notify Natera at least 60 days prior to making any change to the Material Number of the Products listed on Exhibit B.

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Customer has independently decided to purchase Illumina Consumables and Illumina Hardware with the intent to use such Products for its own purposes, including but not limited to Customer’s MRD Tests. Customer further agrees that its use of any Illumina Products remains subject to all regulatory obligations and restrictions set forth in the applicable terms and conditions governing the procurement and use of such Products, including but not limited to the terms and conditions of this Agreement. The Customer is solely responsible for ensuring compliance with all applicable laws, regulations, and ethical guidelines in connection with its use of Illumina Products. For Products labeled “For Research Use Only. Not for use in diagnostic procedures” or with a similar labeling statement, Customer acknowledges that the Product has not been approved, cleared, or licensed by the United States FDA or any other regulatory entity whether foreign or domestic for any specific intended use, whether research, commercial, diagnostic, or otherwise.

TABLE 1: Consumables

Material Number	Description	List Price (USD)*
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
*Current as of March 2, 2026 [*].

TABLE 2: Illumina Hardware

Material Number	Description	List Price (USD)*
[*]	[*]	[*]
*Current as of March 2, 2026 [*].

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Only those Products listed in Tables 1 and 2, above, are Supplied Products.

TABLE 3: Other Products

Material Number	Description	List Price (USD)*
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
* Current as of March 2, 2026 [*]. For clarity, Customer’s net price expressly excludes any taxes, shipping, insurance, Tariff Charges invoiced to Customer in accordance with Section 7(g) or other costs and charges paid by Customer (as applicable).
**Prior to March 30, 2026, the Parties will engage in good faith discussions regarding the other applicable terms (e.g., indemnifications) for the [*] Kit and memorialize such terms as an amendment to this Agreement. All purchases of the [*] Kit (unless as a part of the [*] Package pricing pursuant to Section 2, Part C below) will be subject to such terms when agreed upon by the Parties.

SECTION 2. PRICING AND DISCOUNTING

Notwithstanding the detailed pricing set forth below, Illumina shall have the right to update list prices for Products and services in accordance with its standard generally-applied practices, including, without limitation, [*] update occurring on or around [*], subject to Sections 7(k) (“No Price Increases”) and 7(l) (“New Product Pricing”) of the Agreement as applicable to Supplied Products. All discounts are off the applicable list price and exclusive of any taxes, shipping, or duties.

Customer must indicate in writing at the time it places an order which discount shall apply to that order of Products. For clarity, Customer is only eligible to receive discounts under this Exhibit B if Customer requests such discount in writing when Customer initially places the order. The discounts in each Part of this Exhibit B are in alternative to each other and may not be combined with each other or any other discounts provided by Illumina.

Part A. Other Consumables
Subject to the terms and conditions of this Agreement and effective as of March 2, 2026, Customer may receive the discounts noted in Table A.1, below, on new orders of Other Consumables submitted after January 1 of the applicable Calendar Year, provided that Customer has satisfied the minimum applicable Prior Year Spend. If Customer has not met the

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applicable minimum Prior Year Spend noted in Table A.1, then Customer’s discount for Other Consumables will be [*]. For clarity, Customer may continue to receive the 2028 discount in subsequent Calendar Years during the Term on the same terms and conditions and so long as Customer has satisfied the applicable minimum Prior Year Spend.

Table A.1: Discount for Other Consumables

Calendar Year	2026	2027	2028 and during the remaining Calendar Years of the Term
Discount Percent for Other Consumables	[*]	[*]	[*]
Minimum Prior Year Spend	[*]	[*]	[*]

For the avoidance of doubt, the pricing under this Part A is not retroactive and only applies to Products shipped after [*]. Customer may not cancel, rebook, or delay shipment for any orders accepted by Illumina prior to [*], and Illumina will not issue any price-corrections, credits, or other administrative remedies to change, update, or otherwise alter pricing for any orders shipped before [*].

Part B. [*]

Subject to the terms and conditions of this Agreement and effective as of March 2, 2026 or as otherwise indicated in any applicable quotations issued by Illumina, Customer’s Net Price for the [*] will be as set forth in Table B.1, below, on new orders of [*] submitted after January 1 of the applicable Calendar Year. For clarity, Customer may continue to receive the 2028 pricing in subsequent Calendar Years during the Term on the same terms and conditions.

Table B.1 Pricing for [*]

Calendar Year	2026	2027	2028 and during the remaining Calendar Years of the Term
Price Per [*] Delivered in a Calendar Year	[*]	[*]	[*]
Price for [*] Delivered [*] in a Calendar Year	[*]	[*]	[*]

If Customer accepts delivery of more than [*] in Calendar Year 2026, 2027 or 2028, then in each such Calendar Year Customer will receive [*] towards Illumina-provided services for Illumina Hardware (“Service [*]”), subject to the following additional terms:
●[*]
●[*]
[*]

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For example, Customer will receive a Service [*] of [*] once Customer accepts delivery of the [*] delivered in an applicable Calendar Year, and, within 180 days of receipt, the Service [*] may be redeemed against costs for dedicated onsite field service engineers or Illumina Parts-Only Service Plans.

For the avoidance of doubt, the pricing under this Part B is not retroactive and only applies to Products shipped after [*]. Customer may not cancel, rebook, or delay shipment for any orders accepted by Illumina prior to [*], and Illumina will not issue any price-corrections, credits, or other administrative remedies to change, update, or otherwise alter pricing for any orders of [*] accepted by Illumina prior to [*].

Part C. [*] Package

Subject to the terms and conditions of this Agreement and effective as of [*], Customer will receive the per-test price noted in Table C.1, below, for new orders of Products for tests using [*] (together, the “[*]”):
●[*] Kit,
●The actually-used [*], as set forth in Table 3 of this Exhibit B,
●[*] Kit,
●The actually-used Illumina [*] service for such test, and
●Minimum required quantity of [*] for such test.

For the avoidance of doubt and the per test price for the [*] Package in Table C.1 applies through Calendar Year 2026, subject to Illumina’s standard generally-applied price increases starting in Calendar Year 2027.

Table C.1: Initial Per-Test Price for [*]

Initial Per-Test Price for [*]	[*]

For clarity, the Parties are only hereby agreeing to the above per-test price for tests using the [*], which excludes any taxes, shipping, insurance, Tariff Charges invoiced to Customer in accordance with Section 7(g) or other costs and charges paid by Customer. Further, this per-test price does not apply to the purchase and/or use of any

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[*] listed above in this Part C unless purchased and used [*].

For the avoidance of doubt, the pricing under this Part C is not retroactive and only applies to Products shipped after [*]. Customer may not cancel, rebook, or delay shipment for any orders accepted by Illumina prior to [*], and Illumina will not issue any price-corrections, credits, or other administrative remedies to change, update, or otherwise alter pricing for any orders of Products or services used as part of the [*] accepted by Illumina prior to [*].

Part D. WES-Based MRD Tests

Subject to the terms and conditions of this Agreement and commencing with orders of [*] Kits and [*] Kits shipped after [*], Customer may receive the discount set forth in Table D.1, below, on new orders for Current WES Products submitted after January 1 of the applicable Calendar Year that Customer will use for WES-Based MRD Tests. Without limiting anything set forth herein, such discount for each Current WES Product is expressly conditioned on such Current WES Product being used for and only for a WES-Based MRD Test.

Additionally, Customer is only eligible to receive discounts under Table D.1 of this Exhibit B if Customer requests such discount in writing when Customer initially places an order. If Customer orders Current WES Products at either list price or subject to any other discount, Customer may not later claim a discount under Table D.1 of this Exhibit B for those same Current WES Products, even if such Current WES Products are used for a WES-Based MRD Test and included in a Monthly WES Report (defined below).

[*] Report: WES-Based MRD Tests

In order for Customer to be eligible to receive the discounts in Table D.1 for Current WES Products to be used on a WES-Based MRD Tests, no later than [*] following [*], Customer must submit to Illumina a written report that includes the following:

1)[*];

2)[*];

[*];

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3)[*].

A template [*] WES Report is included as Exhibit B-3. For clarity, Customer must submit the first [*] WES Report no later than [*], 2026.

Customer may continue to receive the 2028 discount in subsequent Calendar Years during the Term on the same terms and conditions.

Table D.1: Discount for Current WES Products

Calendar Year	2026	2027	2028 and during the remaining Calendar Years of the Term
Discount Off then-Current List Price for Current WES Products	[*]	[*]	[*]

For the avoidance of doubt, the pricing under this Part D is not retroactive and only applies to orders of [*] Kits and [*] Kits shipped after [*]. Customer may not cancel, rebook, or delay shipment of orders accepted by Illumina prior to [*], and Illumina will not issue any price-corrections, credits, or other administrative remedies to change, update, or otherwise alter pricing for any orders of [*] Kits or [*] Kits accepted by Illumina prior to [*].

Part E. WGS-Based MRD Tests

Subject to the terms and conditions of this Agreement and notwithstanding any price increases to the Current WGS Products, effective retroactively as of [*] Customer will be eligible to claim [*] for WGS-Based MRD Tests [*] during such [*] in accordance with the pricing/discount tiers set forth in Table E.1. The applicable pricing will be determined on [*] as set forth in Table E.1.

The total [*] for any applicable [*] will be calculated based on a [*] report of [*] and such reports shall be provided by Customer within [*] after [*] (as applicable). Each such [*] report shall be provided in writing and signed and certified by Customer’s authorized representative, and shall include the following: [*]

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[*]. A template [*] WGS Report is included as Exhibit B-4.

In addition, Customer will also provide the following information within [*] after the end of each calendar month:
(a)[*]
(b)[*]

For clarity, Customer must submit the monthly reports reflecting the number of WGS-Based MRD Tests performed and the [*] Kits used during [*] and [*] (and the Monthly Consumables Forecast as set forth in Section 3. Additional Pricing Terms; Part A Monthly Forecast) no later than [*], and the [*] WGS Report for [*] shall be submitted no later than [*], 2026.

Within thirty (30) days of receiving each [*] WGS Report, Illumina will calculate the total [*] for the entire applicable [*] based on [*] and as certified to by Customer in the applicable [*] WGS Report. The [*]will be determined as follows:

Step 1:    [*]
Step 2:    [*]
Step 3:     [*]
Step 4:     [*]

*For purposes of calculating the Price Paid for any relevant period with a change in either Illumina’s list price or any discount applied during such month, Illumina will use the straight average of Customer’s applicable net price (considering both the list price and subtracting any applicable commercial discount applied at time of purchase) to determine Customer’s total [*]. Customer’s Price Paid expressly excludes any taxes, shipping, insurance, Tariff Charges invoiced to Customer in accordance with Section 7(g) or other costs and charges paid by Customer in connection with the Current WGS Product (as applicable). The Price Paid calculation excludes any [*] Kits used for a [*] Project.

For clarity, a [*] test performed on an individual with cancer may be eligible for a [*] if and only if [*].

Each such [*] will be made available to Customer for [*].

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THE SYMBOL “[*]” DENOTES PLACES WHERE CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

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Table E.1: Effective Price for Current WGS Products*

Calendar Year	2026	2027	2028
Per Gb Price for Current WGS Product after [*] (USD)	[*]	[*]	[*]
*Pricing assumes full capacity of the Current WGS Product on the [*] in accordance with then-current Specifications, regardless of Customer’s actual utilization.

Table E.2: Estimated [*] Price for Current WGS Products**

Calendar Year	2026	2027	2028
Estimated [*]t Price for Current WGS Product	[*]	[*]	[*]
** Using Specifications for the [*] Kit current as of [*] (i.e., [*]). For clarity, the prices in Table E.2 are for illustrative purposes only, and the [*] price in any given Calendar Year may need to be adjusted to account for Illumina’s standard generally-applied price increases (subject to Sections 7(k) and 7(l)) to the Current WGS Product and to reflect the pricing commitments under Table E.1.

If market conditions for WGS-Based MRD Tests materially change during the Term, either Party may initiate and the Parties will engage in good faith discussions regarding the discounting structure set forth herein.
Part F. Illumina Connected Insights

For clarity, this Agreement only addresses pricing for Illumina Connected Insights (“ICI”) and all other applicable terms and conditions will be as set forth in the ISSA. The discounts in Table F.1, below, do not apply when [*] do not count towards the discount tiers of Table F.1.

Table F.1: ICI Volume Purchase Discount

Genome Equivalent Samples	Discount off then-Current List Price
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

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THE SYMBOL “[*]” DENOTES PLACES WHERE CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

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The applicable discounts in Table F.1 are based on Customer’s cumulative purchases of genome equivalents within a Calendar Year. As Customer makes additional purchases of genome equivalents within a Calendar Year, such later purchases may qualify for the same or higher discount than previous purchases. There is no change to the pricing for any OGE Sample Credits previously purchased. All OGE Sample Credits must be used by Customer within [*] of purchase.

Illumina anticipates that a new pay-as-you-go payment process for OGE Sample Credits for ICI may be available as early as Calendar Year[*]. Once such new process is available, the Parties agree to work together in good faith to transition Customer to such new process given Customer’s prior purchases of OGE Sample Credits, including any amendments to this Exhibit B to reflect any new payment or pricing options.

SECTION 3. ADDITIONAL PRICING TERMS

Part A. Monthly Forecast

In conjunction with the monthly Forecast for TG Consumables pursuant to Section 10(a) of this Agreement, Customer will provide Illumina with a written, rolling 12 month forecast of its good faith estimated quantity of any and all Consumables (on Consumables-by-Consumables basis) that Customer expects to purchase for all commercial production and research and development purposes) (“Monthly Consumables Forecast”). For each Monthly Consumables Forecast, Customer shall subdivide and identify the Consumables anticipated to be used for all notable ongoing activities, such as WGS-MRD Based Tests, WES-Based MRD Tests, and research and development purposes.

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THE SYMBOL “[*]” DENOTES PLACES WHERE CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

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Part B. Pricing Dispute and Escalation

The Parties agree to work together in good faith to implement internal processes to effectuate the Product pricing terms and conditions of this Exhibit B.

Notwithstanding the foregoing and subject to the terms of Section 17(c)(i) of this Agreement, Illumina may provide written notice to Customer with respect to a specific order if it has a reasonable, good-faith basis to believe Customer is ordering Products at certain pricing and using such Products in violation of the eligibility requirements or other terms for such discount under this Exhibit B. In the event of a dispute over the applicable pricing or Customer’s use of Illumina Products, Illumina and Customer shall each designate personnel having the proper authorization to resolve the dispute in a final and binding fashion. Such personnel shall meet in person, by virtual meeting, or by telephone for a period not to exceed [*] days (or such other period of time as Illumina and the Customer shall mutually agree) in an attempt to resolve the dispute in good faith. Until the Parties resolve the dispute to each of their satisfaction, Illumina may, at its option, [*].

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THE SYMBOL “[*]” DENOTES PLACES WHERE CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Confidential
ATTACHMENT 2

EXHIBIT B-2
CERTAIN SEQUENCING CONSUMABLES AS OF FEBRUARY 2026
Any new and/or substitute Certain Sequencing Consumables will be automatically added to the table below and this Exhibit B-2 will be formally amended on an annual basis to reflect such additions.

Product Code	Product Name
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

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THE SYMBOL “[*]” DENOTES PLACES WHERE CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

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ATTACHMENT 3

EXHIBIT B-3
TEMPLATE [*] WES REPORT

    Date of [*] Report: ___________, 202_

[*] (MM/DD/YY – MM/DD/YY)
Total Tests
Total WES-Based MRD Tests Performed
Total WES MRD Kits Used in such Calendar Month
Total [*] WES MRD Kits
Total [*] WES MRD Kits
Forecast
Expected WES-Based MRD Tests for [*]
Expected WES-Based MRD Tests for [*]

By signing below, I certify on behalf of Natera, Inc. as its duly authorized representatives that, as of the Date of this [*] WES Report, that the Total WES MRD Kits Used reported in the [*] set forth above were exclusively used to perform WES-Based MRD Tests as defined and permitted by the terms that certain Supply Agreement having an Effective Date of August 16, 2013, as amended, by and between Natera, Inc. and Illumina, Inc.

Natera, Inc.:

By: ___________________________

Name:     _______________________

Title:     _______________________

Date: _________________________

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THE SYMBOL “[*]” DENOTES PLACES WHERE CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

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ATTACHMENT 4

EXHIBIT B-4
TEMPLATE [*] WGS REPORT

    Date of [*] Report: ___________, 202_

[*] (MM/DD/YY – MM/DD/YY)
Total WGS-Based MRD Tests Performed
[*] (#)
[*]
[*] (#)
[*]
Total WGS MRD Kits Used for [*] (#)
Total WGS MRD Kits Used for [*] (#)
Forecasts for Upcoming [*]
Expected WGS-Based MRD Tests for [*] (Reporting by [*] and [*])
Expected WGS-Based MRD Tests for [*] [*] (Reporting by [*] and [*])
Describe Changes to [*]
Describe Changes to [*]

By signing below, I certify on behalf of Natera, Inc. as its duly authorized representatives that, as of the Date of this [*] WGS Report, that the Total WGS MRD Kits Used in the [*] set forth above were exclusively used to perform WGS-Based MRD Tests as defined and permitted by the terms that certain Supply Agreement having an Effective Date of August 16, 2013, as amended, by and between Natera, Inc. and Illumina, Inc.

Natera, Inc.:

By: ___________________________

Name:     _______________________

Title:     _______________________

Date: _________________________

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